C.M. Life Insurance Company

Panorama Plus Separate Account

Panorama Plus Variable Annuity

This prospectus describes the Panorama Plus variable annuity contract offered by C.M. Life Insurance Company. We will issue this contract as an individual or a group flexible premium deferred variable annuity depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include the general account that is subject to an interest rate factor adjustment, as well as the following ten funds which are offered through our separate account, Panorama Plus Separate Account. You may maintain contract value in a maximum of ten investment choices at any one time.

Panorama Series Fund, Inc.
 .     Panorama Total Return Portfolio
 .     Panorama Growth Portfolio
 .     Panorama Government Securities Portfolio
 .     Oppenheimer International Growth Fund/VA**

Oppenheimer Variable Account Funds
 .     Oppenheimer Money Fund/VA
 .     Oppenheimer Bond Fund/VA
 .     Oppenheimer Main Street Growth & Income Fund/VA*

Fidelity Variable Insurance Products Fund II
 .     VIP II Contrafund(R) Portfolio

American Century Variable Portfolios, Inc.
 .     American Century VP Income & Growth Fund

T. Rowe Price Equity Series, Inc.
 .     T. Rowe Price Mid-Cap Growth Portfolio

*Subject to state availability
**Prior to October 1, 1999, this Fund was called Panorama International Equity Portfolio.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Plus contract. To learn more about the Panorama Plus contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 1999. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 32 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to:
Panorama Plus, Annuity Products, W562, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
 . are not bank deposits.
 . are not federally insured.
 . are not endorsed by any bank or governmental agency.
 . are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 1999, Supplemented October 1, 1999.

Table Of Contents

                                                  Page

Highlights                                           4

Panorama Plus Separate Account -
Table of Fees and Expenses                           5

The Company                                          9

The Panorama Plus Deferred Variable
Annuity Contract - General Overview                  9

Ownership of the Contract                           10
  Owner                                             10
  Annuitant                                         10
  Contingent Annuitant                              10
  Beneficiary                                       10

Purchasing a Contract                               11
  Purchase Payments                                 11
  Allocation of Purchase Payments                   11

Investment Choices                                  12
  The Separate Account                              12
  The Funds                                         12
  The General Account                               14

Contract Value                                      15
  Accumulation Units                                15
  Minimum Contract Value                            15
  Transfers                                         15
    Transfers During the Accumulation Phase         15
    Transfers During the Income Phase               16
  Dollar Cost Averaging Program                     16
  Withdrawals                                       17
    Systematic Withdrawal Program                   18

Expenses                                            19
  Insurance Charges                                 19
    Mortality and Expense Risk Charge               19
    Administrative Expense Charge                   19
  Contract Maintenance Fee                          19
  Surrender Charge                                  19
    Free Withdrawals                                20
    Window Period                                   20
  Interest Rate Factor Adjustment                   20
  Premium Taxes                                     21
  Transfer Fee                                      21
  Income Taxes                                      21
  Fund Expenses                                     21

The Income Phase                                    22
  Fixed Annuity Payments                            22
  Variable Annuity Payments                         22
  Annuity Unit Value                                23
  Annuity Options                                   23

Death Benefit                                       24
  Death Benefit During the Accumulation Phase       24
  Death of Contract Owner                           24
  Death of Annuitant                                25
  Death Benefit Options                             25
  Death of Annuitant on or after the
   Annuity Income Date                              25

Taxes                                               26
  Annuity Contracts in General                      26
  Qualified and Non-Qualified Contracts             26
  Withdrawals - Non-Qualified Contracts             26
  Withdrawals - Qualified Contracts                 27
  Withdrawals - Tax Sheltered Annuities             27
  Withdrawals - Texas Optional Retirement Program   28

Other Information                                   29
  Terminal Illness Benefit                          29
  Performance                                       29
    Standardized Total Returns                      29
    Nonstandard Total Returns                       29
    Yield and Effective Yield                       29
    Related Performance                             30
  Year 2000                                         30
  Distributors                                      30
  Electronic Transmission of Application
   Information                                      30
  Assignment                                        30
  Misstatement of Age or Sex                        31
  Voting Rights                                     31
  Reservation of Rights                             31
  Suspension of Payments or Transfers               31
  Legal Proceedings                                 31
  Financial Statements                              31
  Additional Information                            32

Appendix A -
Condensed Financial Information                     A-1

2  Table Of Contents

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                Page

Accumulation Phase                                 9

Accumulation Unit                                 15

Annuitant                                         10

Annuity Income Date                               22

Annuity Options                                   23

Annuity Payments                                  22

Annuity Service Center                             1

Annuity Unit Value                                23

Contract Issue Date                               11

Free Withdrawals                                  20

Income Phase                                      22

Interest Rate Factor Adjustment                   20

Non-Qualified                                     26

Purchase Payment                                  11

Qualified                                         26

Separate Account                                  12

Tax Deferral                                       9

Window Period                                     20

                                                     Index Of Special Terms    3

Highlights

This prospectus describes the general provisions of the Panorama Plus contract. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 15 calendar days after we issue it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge, interest rate factor adjustment, contract maintenance fee or premium tax. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If your state requires it or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a surrender charge if you withdraw all of or any part of the contract value. We will deduct this charge on the business day we receive your written request for a withdrawal. The surrender charge is 5% of the amount withdrawn for the first five contract years and 0% thereafter.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

 .  paid on or after you reach age 59 1/2;
 .  paid to your beneficiary after you die;
 .  paid if you become totally disabled as that
   term is defined in the Internal Revenue Code;
 . paid in a series of substantially equal payments made annually or more frequently, for life or your life expectancy or for the joint life expectancies of you and your designated beneficiary;
 .  paid under an immediate annuity; or
 .  that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from any annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

4  Highlights

Panorama Plus Separate Account
Table Of Fees And Expenses

Contract Owner Transaction Expenses

  Transfer Fee:                                     Currently, no fee

  Sales Load on Purchases:                          0%

  Surrender Charge
  (as a percentage of contract value withdrawn):    5% for contract years 1-5
                                                    and 0% thereafter

  Contract Maintenance Fee:                         $30 per Contract Year.

Separate Account Annual Expenses
(as a percentage of the average account value)

  Mortality and Expense Risk Charge:                1.07%

  Administrative Charge:                            0.07%
                                                    ----

  Total Separate Account Annual Expenses:           1.14%


                                                 Table Of Fees And Expenses   5

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1998)

                                                                                 Other        Total Operating
                                                             Management         Expenses      Expenses After
                                                                Fees         After Expense        Expense
                                                                              Reimburse-        Reimburse-
                                                                                 ments            ments
Oppenheimer Money Fund/VA                                      0.45%             0.05%             0.50%

Oppenheimer Bond Fund/VA                                       0.72%             0.02%             0.74%

Oppenheimer Main Street Growth & Income
Fund/VA*                                                       0.74%             0.05%             0.79%

Panorama Total Return Portfolio                                0.53%             0.02%             0.55%

Panorama Growth Portfolio                                      0.52%             0.01%             0.53%

Oppenheimer International Growth Fund/VA***                    1.00%             0.09%             1.09%

Panorama Government Securities Portfolio                       0.52%             0.16%             0.68%

Fidelity's VIP II Contrafund(R)Portfolio                       0.59%             0.11%             0.70%**

American Century VP Income & Growth Portfolio                  0.70%             0.00%             0.70%

T. Rowe Price Mid-Cap Growth Portfolio                         0.85%             0.00%             0.85%

* Subject to state availability

** A portion of the brokerage commissions that the VIP II Contrafund(R) Portfolio pays was used to reduce the other expenses for the Portfolio. In addition, this Portfolio has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the other expenses for this Portfolio would have been 0.07%, decreasing the total fund operating expenses to 0.66%.

*** Prior to October 1, 1999, this Fund was called Panorama International Equity Portfolio.

(See the funds' prospectuses for more information.)

In addition to the expenses indicated in the Table of Fees and Expenses, we apply an interest rate factor adjustment to the amount of your contract value in the general account that is subject to surrender charge if you make a full or partial withdrawal during the accumulation phase. We also apply an interest rate factor adjustment on the annuity income date if you apply the general account balance to a variable annuity option. We do not apply an interest rate factor adjustment if the amount withdrawn is a free withdrawal amount, or the withdrawal is made during a window period. The adjustment does not apply to contracts issued to Pennsylvania residents. The interest rate factor adjustment may increase or decrease the general account balance withdrawal proceeds.

6  Table Of Fees And Expenses

Examples

The following examples are designed to help you understand the expenses in the contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply.

In the first example, we assume that you withdrew all of your money at the end of years 1, 3, 5 or 10.

                                                         Year      1          3             5            10

Money Market Sub-Account/1/                                       $69        $105           $94         $205

Income Sub-Account/2/                                              72         112           107          231

Main Street Growth & Income Sub-Account/3/                         72         113           110          236

Total Return Sub-Account                                           70         106            97          210

Growth Sub-Account                                                 70         105            96          208

International Growth Sub-Account/4/                                75         122           125          267

Government Securities Sub-Account                                  71         110           104          224

Contrafund(R)Sub-Account                                           71         110           105          227

Income & Growth Sub-Account                                        71         110           105          227

Mid-Cap Growth Sub-Account                                         73         115           113          243

/1/The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

/2/The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

/3/Subject to state availability.

/4/Prior to October 1, 1999, this Sub-Account was called International Equity
   Sub-Account.

                                                  Table Of Fees And Expenses   7

In this second example, we assume 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th contract year.)

                                                         Year      1          3            5             10

Money Market Sub-Account/1/                                       $18        $55           $94          $205

Income Sub-Account/2/                                              20         62           107           231

Main Street Growth & Income Sub-Account/3/                         21         64           110           236

Total Return Sub-Account                                           18         56            97           210

Growth Sub-Account                                                 18         56            96           208

International Growth Sub-Account/4/                                24         73           125           267

Government Securities Sub-Account                                  20         60           104           224

Contrafund(R) Sub-Account                                          20         61           105           227

Income & Growth Sub-Account                                        20         61           105           227

Mid-Cap Growth Sub-Account                                         21         66           113           243

/1/The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

/2/The Income Sub-Account invests in the Oppenheimer Bond Fund/VA..

/3/Subject to state availability.

/4/Prior to October 1, 1999, this Sub-Account was called International Equity
   Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual contract maintenance fee as an annual charge of 0.086% of the assets. This charge is based on an anticipated average contract value of $35,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.

8  Table Of Fees And Expenses

The Company

C.M. Life Insurance Company, 140 Garden Street, Hartford, Connecticut 06154, is a stock life insurance company. It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. It is principally engaged in the sale of life insurance and annuities, and is licensed in all states except New York. The Company is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual).

MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had estimated consolidated statutory assets in excess of $67 billion and estimated total assets under management of $176.8 billion as of December 31, 1998.

The Panorama Plus Deferred Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You elect the income period beginning on a date you designate that is at least 5 years in the future from the date we issued your contract. The contract, like all deferred annuity contracts, has two phases
- the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include ten funds (subject to state availability) and the general account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you elect as well as the interest we credit on the general account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you elect for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group flexible premium deferred variable annuity. In those states where we issue a group contract, we issue a certificate to individuals. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue to a participant indicates the participant's rights and benefits under the group contract.
Terms of the group contract are controlling.

The participant as owner may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group Panorama Plus deferred variable annuity and the owner of an individual Panorama Plus deferred variable annuity have the same rights and benefits. As a result, the term "contract" means either an individual Panorama Plus deferred variable annuity or a certificate issued under the group Panorama Plus deferred variable annuity.

                                              The Company / General Overview   9

Ownership of the Contract

Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. We will not issue a contract to you if you have reached your 85th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity income date, you continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity income date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Contingent Annuitant

You may name a contingent annuitant. If the annuitant dies before the annuity income date, the contingent annuitant will receive all benefits otherwise due the annuitant, providing he/she is less than 85 years of age on the date the annuitant died.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

After we receive proof of death, the beneficiary has the exclusive right to:

 .    appoint a contingent beneficiary who would succeed to the beneficiary's interest if the beneficiary dies; and
 .    make transfers under the contract.

10   Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $500, or $40 per month when purchased under an automatic investment plan. You can make additional purchase payments of as little as $50.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on the annuitant's age when we issued the contract. The maximum amount is:

 . $1 million up to the annuitant's 76th birthday;
  or
 . $500,000 if the annuitant is age 76 or older.

You may make your initial purchase payment, along with your completed application, by giving them to your agent/broker. You may make additional purchase payment by mailing them to our Annuity Service Center. You may also instruct your bank to wire transfer funds to:

  Fleet Bank, Hartford, CT
  ABA #01190045
  CM Life Insurance/Panorama Plus Account
  #5033-9395
  Ref: (VA Contract Number)
  Name: (Your Name)

We have the rights to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

We consider the date we credit your initial purchase payment to your contract as the contract issue date. We use this contract issue date to determine contract years and contract anniversaries.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

After the first contract year, we limit the amount of money that you may allocate to the general account in any one contract year to the greater of:

 .    $25,000; or

 .    125% of the average annual purchase payments you have allocated to the general account during the last 5 contract years, or all years, if your contract is less than 5 years old.

This restriction does not apply during the window period.

                                                      Purchasing a Contract   11

Investment Choices

The Separate Account

We established a separate account, Panorama Plus Separate Account, to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on September 25, 1991. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

The separate account is currently divided into 10 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time.

The Funds

Subject to state availability, the contract offers 10 funds which are listed below. We may add additional funds in the future.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. ("Panorama Fund") is an open-end investment company. Oppenheimer Funds, Inc. ("OFI"), is the investment adviser to the Panorama Fund.

OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages investment companies with over $95 billion in assets and over 4 million shareholder accounts as of December 31, 1998. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers for OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Panorama Total Return Portfolio. The Panorama Total Return Portfolio seeks to maximize the total investment return (including both capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

Panorama Growth Portfolio. The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Oppenheimer International Growth Fund/VA.* The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

*Prior to October 1, 1999, this Fund was called Panorama International Equity Portfolio and Babson-Stewart Ivory International was the subadviser to the Fund.

Panorama Government Securities Portfolio. The Panorama Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal, by investing primarily in U.S. Government securities and U.S. Government related securities.

12   Investment Choices

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds ("Oppenheimer Funds") is an investment company consisting of ten separate series of shares known as funds. The Oppenheimer Funds are also advised by OFI.

Oppenheimer Bond Fund/VA. The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. This Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities

Oppenheimer Money Fund/VA. The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities that is consistent with low capital risk and maintenance of liquidity. The fund invests in short-term, high quality money market securities.

Oppenheimer Main Street Growth & Income Fund/VA.* The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

*  Subject to state availability.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end investment company incorporated in Maryland in 1994. The T. Rowe Price Mid-Cap Growth Portfolio is a separate series of shares of T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. was founded in 1937 and is the investment adviser to the Portfolio. Its business address is 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. ("American Century VP") was organized as a Maryland Corporation in 1987 and is a diversified, open-end management investment company. American Century Management, Inc. ("American Century") is the investment manager of American Century VP. American Century has been providing investment advisory services to investment companies and institutional investors since founded in 1958. American Century's address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund. The American Century VP Income & Growth Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

Fidelity Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end management investment company, organized as a Massachusetts business trust in 1988. Fidelity's VIP II Contrafund(R) Portfolio is a diversified fund of VIP II.

Fidelity Management & Research Company ("FMR") is the investment adviser to Fidelity's VIP II Contrafund(R) Portfolio. FMR is the management arm of Fidelity Investments(R). Fidelity Investments has its principal business address at 82 Devonshire Street, Boston, MA 02109.

Fidelity Management & Research(U.K.) Inc. in London, England, and Fidelity Management & Research (Far East) Inc. in Tokyo, Japan, assist FMR with foreign investments. They each serve as subadvisors for Fidelity's VIP II Contrafund Portfolio.

                                                         Investment Choices   13

Fidelity's VIP II Contrafund(R) Portfolio. Fidelity's VIP II Contrafund(R) Portfolio seeks long-term capital appreciation by investing in the securities of companies whose value is not fully recognized by the public.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds' prospectuses carefully before investing.

The General Account

Amounts that you allocate to the general account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

You can also make transfers of your contract value into the general account. You do not participate in the investment performance of the assets in the general account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Any part of your contract value that is held in the general account is subject to an interest rate factor adjustment. We explain the interest rate factor adjustment later in this prospectus and in the attached prospectus for the fixed account with interest rate factor adjustment.

14   Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the general account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of one accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Minimum Contract Value

You must maintain a minimum contract value of $250 during the accumulation phase of your contract. If you fail to do so, we may, upon 60 days notice, return your contract value less any applicable fees or charges. Your contract will continue in force if you make purchase payments that restore your contract value to the minimum contract value within 60 days of the notice date.

Transfers

You can transfer all or part of your contract value. You can make transfers by telephone, internet or by other means we authorize. To make transfers other than by telephone or internet you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfers During the Accumulation Phase

You, or the beneficiary if a death benefit has become payable, may transfer all or part of the assets in a fund or the general account. You can make a transfer to or from the general account and to or from any fund. We currently do not limit the number of times a year you may make transfers. We currently do not impose a fee on transfers. However, we reserve the right to charge a fee in the future.

The following rules apply to any transfer during the accumulation phase:

1.   The minimum amount that you may transfer is $100.

                                                             Contract Value   15

2. The total amount that you may transfer to or from the general account is limited to the greater of:

     .    $25,000, or

     . 30% of the general account balance at the end of the previous contract year.

3. We only allow transfers between competing accounts during the window period. For this purpose, we consider the general account and the Oppenheimer Money Fund/VA "competing accounts".

     The window period is the last 30 days of each 5-year period.

4. We restrict other transfers involving any competing account for certain periods:

     . for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

     . for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

5. You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time. If you want to transfer contract value to an eleventh investment choice, you must transfer 100% of your contract value from one or more of your current investment choices.

Your transfer is effective on the business day at the accumulation unit value next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Income Phase

During the income phase you may make only 1 transfer of your value in the separate account each contract year. We do not permit transfers to or from the general account.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from the general account or a elected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

We offer 3 Dollar Cost Averaging options.

 1. Fixed dollar amount transfers from one fund to one or more other fund(s). The minimum transfer amount is $100.

 2. Fixed dollar amount transfers from the general account to one or more fund(s) except the Oppenheimer Money Fund/VA. The minimum transfer is $100.

You may elect this option only during the accumulation phase at the time of your initial purchase payment into the general account or on your contract anniversary date. We must receive your written request to elect this option at least 5 business days before your contract anniversary.

We limit the amount you may transfer from the general account as follows:

     .    In the initial contract year, you may transfer the greater of:

          a)   30% of your initial purchase payment, or

          b)   $25,000.

     .    In subsequent contract years, you may transfer the greater of:

 16       Contract Value

          a) 30% of your contract value in the general account at the end of the previous contract year, or

          b)   $25,000.

 3. Transfers of interest from the general account to any fund(s) except the Oppenheimer Money Fund. You must have at least $5,000 in the general account on each transfer date to participate in this option. We waive the $100 minimum transfer amount for this option.

You may elect this option only:

     . at the time you make the initial purchase payment to the general account, or

     .    in subsequent years, on your contract's anniversary date.

We do not allow you to make additional transfers from the general account while Dollar Cost Averaging options 2 or 3 are in effect, unless your contract is in the window period.

You can choose the frequency at which we make the Dollar Cost Averaging transfers, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date on which you would like the first Dollar Cost Averaging transfer to occur. However, if you elect a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not elect a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your election, including termination of the program, by written request.

The Dollar Cost Averaging option will terminate:

     .    if you withdraw your total contract value;

     .    if we have made the last transfer you elected;

     .    if there is insufficient contract value to make the transfer;

     .    upon your death or the annuitant's death;

     . if we receive from you a written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date;

     . if for option 3, your contract value in the general account falls below $5,000; or

     .    if you begin receiving annuity payments.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. Your withdrawal request is effective on the business day we receive your written request at our Annuity Service Center. If we receive your request at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed written request at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and the general account. The minimum amount that you may withdraw from the separate account or general account is $100. We require that after you make a partial withdrawal you keep at least $250 in the contract. Partial withdrawals are subject to a surrender charge.

When you make a total withdrawal you will receive your contract value:

     .    less any applicable surrender charge;

     .    less any applicable premium tax;

     .    less any contract maintenance fee, and

     . less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply the interest rate factor adjustment to amounts withdrawn from the general account, unless you withdraw amounts during the window period.

                                                         Contract Value       17

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Currently, we do not charge for this program, but we reserve the right to charge in the future.

You may elect to begin the Systematic Withdrawal Program on or after your first contract anniversary. We will begin systematic withdrawals on the date you elect as long as we receive a fully completed written request at least 5 business days prior to the date you elected. If the start date you elect is less than 5 days after we receive your written request, we may postpone the start of your systematic withdrawals for one month. If you do not elect a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request.

Your systematic withdrawal program ends:

 .    if you withdraw your total contract value;

 .    upon your death or the annuitant's death;

 .    if we process the last withdrawal you elected;

 .    if your value in a elected fund or the general account is insufficient to complete the withdrawal;

 .    if you begin receiving annuity payments;

 .    if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next scheduled withdrawal date.

The Systematic Withdrawal Program is available only during the accumulation phase. Withdrawals in excess of your free withdrawal amount may be subject to a surrender charge and interest rate factor adjustment.

--------------------------------------------------------------------------------
Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
--------------------------------------------------------------------------------

 18       Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
(1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

 .    the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

 .    the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We reserve the right to increase the mortality and expense risk charge. We will not increase it above 1.25%. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.07% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance fee, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the combined total of the administrative expense charge and the mortality and expense risk charge will never exceed 1.50%.

Contract Maintenance Fee

We deduct $30 from your contract as a contract maintenance fee on the last day of each contract year during the accumulation phase and, if you fully withdraw your contract value, on that withdrawal date. We may increase this charge, but it will not exceed $60 per year. Subject to state regulations, we will deduct the annual contract maintenance fee proportionately from the investment choices you have elected. For contracts issued to Pennsylvania residents, we will calculate this fee as a pro rata portion of the balance in each fund.

We will not deduct the contract maintenance fee after your contract begins the income phase. We do not expect to profit from this fee.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw all of or any part of the contract value during the first 5 contract years, we may assess a surrender charge on the amount you withdraw that exceeds the free withdrawal amount. The surrender charge is 5% of the amount withdrawn. We use this charge to cover certain expenses relating to the sale of the contract. We will deduct any surrender charge as of the business day we receive your written request.

If you withdraw:

 .    from more than one investment choice, we will deduct the surrender charge proportionately from the amounts remaining in the investment choice(s) you elected.

                                                                 Expenses     19

 .    the total value from an investment choice, we will deduct the surrender charge proportionately from amounts remaining in the investment choices that still have value.

 .    your entire contract value, we will deduct the surrender from the contract value. You will receive a check for the net amount.

In addition to the free withdrawals described later in this section, we will not impose a surrender charge under the following circumstances:

 .    If you cancel the contract during the 15 day free look period.

 .    If you withdraw the entire contract value on the annuity income date.

 .    If you take a partial or full withdrawal during the window period or after the first 5 contract years.

 .    If we pay a death benefit.

 .    If you redeem "excess contributions" to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs) and Tax Sheltered Annuities (TSAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

 .    If you surrender your contract before April 30, 2000, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

 .    If you fully surrender a Panorama variable annuity contract that is past its surrender charge period and exchange it for a Panorama Plus contract.

Owners of certain Panorama Plus IRAs or non-qualified Panorama Plus variable annuity contracts that are beyond the surrender charge period may exchange these contracts for a Panorama Premier contract. If you exchange an eligible Panorama Plus contract for a Panorama Premier contract, we will not assess a surrender charge on your Panorama Plus contract value and we will not apply an interest rate factor adjustment to your Panorama Plus contract value in the general account. However, any additional payments that you make to the Panorama Premier contract will be subject to a contingent deferred sales charge under the Panorama Premier contract.

Exchange programs may not be available in all states. Check with your agent. We have the right to terminate these exchange programs at any time. If you want more information about the exchange programs, contact your agent or us at our Annuity Service Center.

C.M. Life guarantees that the aggregate surrender charge will never exceed 8.5% of the total purchase payments made. Further information about how the surrender charge is calculated can be found in the Statement of Additional Information.

Free Withdrawals

Beginning in the second contract year, you may withdraw an amount without incurring a surrender charge or an interest rate factor adjustment. The maximum you may withdraw without penalty is 10% of your contract value as of the end of the previous contract year. You may take this 10% in multiple withdrawals each contract year.

Window Period

The window period is the last 30 days of each 5-year period during which you have contract value in the general account. During this window period, you may surrender or transfer to any fund, part or all of your contract value in the general account without incurring a surrender charge or an interest rate factor adjustment. During the window period you may also surrender all or part of your contract value in the separate account without incurring a surrender charge.

Interest Rate Factor Adjustment

Except during the window period, we will apply an interest rate factor adjustment:

 .    to any amount that you partially or fully withdraw from the general account during the accumulation phase, or

 .    to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

20    Expenses

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are higher when you withdraw than when you made the payment, a negative adjustment will be applied to the amount you withdraw. This could result in your receiving an amount lower than the amount of your purchase payment(s). If rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

Further information about the interest rate factor adjustment can be found in the Statement of Additional Information and the attached prospectus for the fixed account with interest rate factor adjustment.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or when you fully withdraw your contract value. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

We currently do not impose a fee on transfers during the accumulation phase or the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds' advisors, distributors and/or affiliates for the administrative service that we provide.

                                                                  Expenses    21

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the annuity income date. Your annuity income date cannot be earlier than 5 years after you buy the contract.

You choose your annuity income date and annuity option when you purchase your contract. You can change either at any time before the annuity income date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you elected Annuity Option B with 10 years of payments guaranteed.

The latest annuity income date that you may elect is the annuitant's 90th birthday. Unless you indicate otherwise, we will make annuity payments to the annuitant. After the annuitant dies, we will make any remaining guaranteed annuity payments to the beneficiary.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity income date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you elect a combination of both, you must indicate which part of your contract value we should apply to the fixed and variable payment options. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the general account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be the date you reach 70 1/2. For qualified plans and TSAs, that date is the later of your retirement or when you reach age 70 1/2.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 4 things:

 .    The value of your contract on the annuity date;

 .    The deduction of premium taxes, if applicable;

 .    The annuity option you select; and

 .    The age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

 .    The value of your contract on the annuity date;

 .    The deduction of premium taxes, if applicable;

 .    The application of an interest rate factor adjustment, if applicable;

 .    The annuity option you select;

 .    The age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

 .    An assumed investment rate (AIR) of 4% per year.

22   The Income Phase

If you elect to have your contract value in the general account applied to a variable annuity, your first variable annuity payment amount will also reflect the interest rate factor adjustment.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you elected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A - Life Income. Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain. We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. At the time the annuitant elects the annuity payment option, he/she may give the beneficiary the right to elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments. We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity. We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain. (not available as a variable income option) We will make periodic payments of a fixed amount for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the present value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F - Special Income Settlement Agreement. We will pay you in accordance with terms agreed upon in writing by both you and us.

                                                           The Income Phase   23

Death Benefit

Death Benefit During The Accumulation Phase

If you or the annuitant die before the annuity income date, we will pay a death benefit to your beneficiary once we receive due proof of death and the contract at our Annuity Service Center. However, if the annuitant dies before you and there is a contingent annuitant who is less than 85 years old on the annuitant's date of death, we will not pay any death benefit. The contract will continue in force with the contingent annuitant as the annuitant.

We determine the amount of death benefit payable at the time of payment. If the deceased was less than age 75 at the time of death, we will pay the greater of:

 .    the contract value, or

 .    the total purchase payments, less any withdrawals and charges.

Otherwise, we will base payments on the contract value at the time of payment. We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee to any death benefit payment.

The death benefit options that are available depend on whether you and the annuitant are the same person.

Death Of Contract Owner

If you and the annuitant are not the same person and you die before the annuitant and before the annuity income date, one of the following scenarios applies:

1. If your spouse is the beneficiary and survives you, he/she may elect only death benefit option A, B or C within 1 year after your death. If your spouse does not make a election within 1 year of your death, your spouse will become the contract owner.

2. If the beneficiary is a natural person and not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year of your death, we will pay the beneficiary in a single sum at that time.

3. If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death.

4. If no beneficiary survives you, we will declare the annuitant the beneficiary and scenario 1 or 2 above will apply. If no election is made within 1 year after your death, we will pay the death benefit in a single sum at that time.

If you, the contract owner, and the annuitant are the same person, and you die before the annuity income date, one of the following scenarios applies:

1. If your spouse is the beneficiary, he/she may elect only death benefit option B, C or G within 1 year after your death. If your spouse does not make a election within 1 year after your death, he/she will become the contract owner and annuitant under the contract.

2. If the beneficiary is a natural person but not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit to the beneficiary in a single sum at that time.

3. If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit in a single lump sum at that time.

4. If no beneficiary survives you, we will pay the death benefit in a single sum to your estate within 5 years after the date of your death. If your estate does not make an election within 1 year after your death, we will pay the death benefit in a single sum at that time.

24  Death Benefit

Death Of Annuitant

If you and the annuitant are not the same person and:

 .   the annuitant dies before you, and

 .   the annuitant dies prior to the annuity income date, and

 .   there is no contingent annuitant younger than age 85, or

 .   if the contract owner is not a natural person,

one of the following scenarios applies:

1. The beneficiary, if a natural person, may only elect death benefit option E or F within 1 year after the annuitant's death. If the beneficiary does not make a election within 1 year after the annuitant's death we will pay the death benefit to the beneficiary in a single sum at that time.

2. If the beneficiary is not a natural person, it may only elect death benefit option D or E within 1 year after the annuitant's death. If the beneficiary does not make a election within 1 year after the annuitant's death, we will pay the death benefit in a single sum at that time.

3. If no beneficiary survives the annuitant, we will consider you the beneficiary and preceding scenario 1 or 2 will apply.

Death Benefit Options

For purposes of these death benefit options, we determine life expectancy based on the tables in the Regulations, under Section 72 of the Code. The following death benefit options are available:

Option A - Become the contract owner;

Option B - Receive the death benefit as a single sum within 1 year after the contract owner's death;

Option C - Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed:

1. within 5 years of the date of  death; or

2. over a period not extending beyond the life expectancy of the beneficiary; or

3. over the life of the beneficiary.

If we are asked to pay the death benefit under Option C, scenario 2 or 3, we will pay the first installment within 1 year after the contract owner's death.

Option D - Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed within 5 years of the date of death;

Option E - Receive the death benefit as a single sum within 1 year after the annuitant's death;

Option F - Receive the death benefit under any annuity option offered in the contract, provided the death benefit is distributed:

1.   over a period not extending beyond the life expectancy of the beneficiary;
     or

2.   over the life of the beneficiary.

We will pay the first installment within 1 year after the annuitant's death.

Option G - Become the contract owner and annuitant of the contract, just as if the beneficiary had always been the contract owner and annuitant.

Death Of Annuitant On Or After The Annuity Income Date

If the annuitant dies on or after the annuity income date, any death benefit depends on the annuity option in effect on the annuitant's date of death. We will distribute any remaining payments at least as rapidly as under the method of distribution being used as of the date of death.

If a beneficiary dies while receiving the benefits, we will pay any balance to the beneficiary's estate in a lump sum. If no beneficiary survives the annuitant, we will pay any benefits to the estate of the last annuitant to die in a single sum.

                                                              Death Benefit   25

Taxes

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs -either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible Individual Retirement Annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans, TSAs, etc.

This contract is not designed to be used in ERISA-covered plans. C.M. Life will not sell this contract to qualified pension and profit sharing plans, SEPS,
Section 457 deferred compensation plans or ERISA-covered TSA programs. The term "Qualified Plans" as used in this prospectus refers only to plans that have certain tax advantages under the Internal Revenue Code and does not denote ERISA-covered plans.

Withdrawals - Non-Qualified Contracts

The Code treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and
(2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1) paid on or after you reach age 59 1/2;

26   Taxes

(2)  paid to your beneficiary after you die;

(3)  paid if you become totally disabled (as that term is defined in the Code);

(4) paid in a series of substantially equal payments made annually (or more frequently) for life or your life expectancy or the joint life expectancies of you and your designated beneficiary;

(5)  paid under an immediate annuity; or

(6)  which come from purchase payments made before August 14, 1982.

Withdrawals - Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

 .    distributions made on or after you reach age 59 1/2 ;

 .    distributions made after your death or disability (as defined in Code
     Section 72(m)(7);

 .    after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

 .    distributions made after separation of service if you have reached age 55
     (not applicable to distributions from IRAs);

 .    distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

 .    distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

 .    distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

 .    distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

 .    distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in
(b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1) reaches age 59 1/2 ;

                                                                     Taxes    27

(2) leaves his/her job;

(3) dies;

(4) becomes disabled, as that term is defined in the Code; or

(5) in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of "excess contributions" or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawals - Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of high learning before you:

 .    terminated employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

 .    retire;

 .    die; or

 .    attain age 70 1/2

28  Taxes

Other Information

Terminal Illness Benefit

Before your 75th birthday, you may elect a Terminal Illness Benefit. This benefit is not available in all states. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You, the annuitant or contingent annuitant may not be the licensed medical practitioner, nor can the medical practitioner be the parent, spouse or child of the contract owner, annuitant or contingent annuitant. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit is the greater of:

(1) your purchase payments, less any withdrawals and any applicable charges; or

(2) your contract value.

We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the contact maintenance fee and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, May 13, 1992, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a surrender charge, contract maintenance fee, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then "annualize". This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the "effective yield" similarly, but when we annualize the amount, we assume the income earned is reinvested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

                                                          Other Information   29

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds' sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Year 2000

Like other businesses and governments around the world, we could be adversely affected if the computer systems used by us and those with which we do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue".

In 1996, our parent company, MassMutual, began an enterprise-wide process of identifying, evaluating and implementing changes to computer systems and applications software to address the Year 2000 issue on its own behalf and on behalf of certain subsidiaries, including us. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual is also seeking assurances from vendors, customers, service providers, governments and others with which we and MassMutual conduct business, to determine their year 2000 readiness.

MassMutual has allocated a portion of the costs related to the year 2000 issue to us. The costs are currently being expensed, and when measured against net gain from operations before dividends, are not material to us.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts.

MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contracts. Commissions are a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 4.5% of purchase payments. In addition, we pay a maximum commission of .50% of contract values each contract year.

From time-to-time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers for selling the contracts.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time that the initial purchase payment is transmitted by wire. Please contact your representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

30  Other Information

Misstatement Of Age Or Sex

If the annuitant's age or sex has been stated incorrectly, the annuity payment we will make is what is appropriate for the correct age and sex. After we correct the mistake, the annuitant will receive the sum of any underpayments within 30 calendar days. If we have made any overpayments, we will subtract the amount of the overpayments from the annuity payments(s) we make following the correction.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

 .    substitute another fund for one of the funds you have elected, and

 .    add or eliminate sub-accounts.

If we do so, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will give you notice of our intent to exercise one of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

 .    the New York Stock Exchange is closed (other than customary weekend and holiday closings); or trading on the New York Stock Exchange is restricted;

 .    an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

 .    during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Legal Proceedings

We are currently not involved in any legal proceedings that might adversely impact the contracts.

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.

                                                      Other Information       31

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

      1.  C. M. Life Insurance Company
      2.  The Separate Account
      3.  Accumulation Unit Values
      4.  Annuity Units and Unit Values
      5.  Income Phase Transfer Formulas
      6.  Surrender Charge Calculation
      7.  Interest Rate Factor Adjustment
          Calculation
      8.  Records, Reports and Services
      9.  Performance Measures
     10.  Distribution
     11.  Purchase of Securities Being Offered
     12.  Federal Tax Matters
     13.  Experts
     14.  Financial Statements



 32       Other Information

To:      C.M. Life Insurance Company
         Annuity Products, W562
         P.O. Box 9067
         Springfield, Massachusetts  01102-9067

Please send me a Statement of Additional Information for C.M. Life's Panorama Plus.

Name          ______________________________________

Address       ______________________________________

              ______________________________________

City          _________________ State_______Zip _______

Telephone ______________________________________

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                                                                              34

Appendix A

Panorama Plus Separate Account Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account's audited financial statements. You should read this information in conjunction with the separate account's audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

                                        Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,    Dec. 31,
Sub-Account                  1992(a)      1992        1993       1994       1995        1996       1997        1998

Money Market                 $1.000000  $1.012022   $1.027456  $1.054570  $1.100599   $1.147312  $1.194713   $1.243348

Government Securities         1.000000   1.061901    1.158653   1.095471   1.281804    1.293638   1.391852    1.488104

Income                        1.000000   1.060916    1.174260   1.114759   1.306525    1.318102   1.423761    1.503383

Total Return                  1.000000   1.058946    1.217379   1.186187   1.460595    1.586635   1.863659    2.043296

Growth                        1.000000   1.064372    1.276534   1.258146   1.711382    2.014864   2.517282    2.698453

International
Growth(b)                     1.000000   0.950887    1.146031   1.145014   1.251930    1.400836   1.497222    1.767452

Accumulation Units Outstanding

                             Dec. 31,     Dec. 31,    Dec. 31,      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                               1992         1993        1994          1995         1996         1997         1998

Money Market                   681,553     3,136,932   13,603,045    16,949,501   13,507,122   12,091,336   14,186,953

Government Securities        8,444,505    11,994,574   13,726,057    12,647,811   12,647,811   11,672,397   11,323,817

Income                       2,564,029    12,281,025   16,488,930    20,617,764   22,192,539   21,424,948   22,174,564

Total Return                12,316,597    71,182,538  147,324,713   194,679,349  224,734,224  224,379,585  209,536,235

Growth                       2,798,378    19,370,204   49,636,052    83,371,008  111,846,534  128,553,850  128,161,817

International                  742,623     5,578,969   22,419,639    31,322,974   40,507,658   44,128,995   41,761,023
Growth(b)

(a) Commencement of operations for the Sub-Accounts was May 13, 1992.

(b) Prior to October 1, 1999, this Sub-Account was called the International Equity Sub-Account.

Prior to December 1, 1996, the Combined Financial Information reflected the Money Market and Income Sub-Accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On December 1, 1996, we substituted shares of the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA for shares of Panorama Fund's Money Market and Income Portfolios, respectively. Therefore, effective December 1, 1996, the Condensed Financial Information reflects the Money Market and Income Sub-Accounts' investment in the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA, respectively.

                                                                  Appendix A A-1

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